UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — June 30, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|10

Semiannual report

Putnam VT Voyager Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Fellow Shareholder:

Putnam Investments is pleased to provide this midyear report to shareholders of Putnam Variable Trust. For your benefit, and to help reduce Putnam’s environmental impact, you will now receive reports only for the funds you own. Information on other funds in Putnam Variable Trust is available on putnam.com.

A number of developments weighed on U.S. and global markets in recent months. European debt woes, hints of an economic slowdown in China, and skepticism over the durability of the U.S. recovery have caused unwelcome volatility. Compared with 2009’s sharp rebound, today’s investment environment requires a greater degree of investment skill, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach. It is important to recognize that volatility is not new to the markets. Patient investors know that these periods often present opportunities for market advances. With this in mind, we encourage you to focus on portfolio diversification and rely on the expertise of your financial advisor.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

As always, thank you for choosing Putnam.

Performance Summary (as of 6/30/10)

Investment objective
Capital appreciation

Net asset value June 30, 2010

Class IA: $29.87	Class IB: $29.70

Total return at net asset value
(as of 6/30/10)‡	Class IA shares*	Class IB shares†

6 months	–7.10%	–7.20%

1 year	19.55	19.27

5 years	15.68	14.24
Annualized	2.96	2.70

10 years	–28.93	–30.61
Annualized	–3.36	–3.59

Life	636.25	606.14
Annualized	9.32	9.11

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

‡ Recent and prior performance benefited from the receipt of an Enron Class Action Settlement pertaining to investments made prior to 2002.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition will vary over time. Allocations are represented as a percentage of net assets. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 6/30/10 and may not reflect trades entered into on that date.

Putnam VT Voyager Fund 1

Report from your fund’s manager

How would you characterize the market environment over the past six months, and how did the fund perform?

Investors have been more cautious over the period after a strong stock market rally in 2009. A number of factors contributed to that wary sentiment and to market volatility, including health-care and financial reform regulations and instability in Europe’s sovereign debt market. In the United States, large-cap growth stocks performed reasonably in line with the S&P 500 for the first half of the year, although stocks broadly declined from April through the end of the period. Over the six months ended June 30, 2010, Putnam VT Voyager Fund’s class IA shares returned –7.10% at net asset value.

What is the fund’s investment approach, and how did it impact performance?

The fund continues to seek out companies that are likely to grow faster than the market, but are trading at attractive valuations. Overall, the fund’s positioning over the six-month period was helpful, despite the negative absolute performance. In practice, the fund has tilted more toward cyclical growth companies and industries. This helped considerably earlier in the period but hurt performance later in the period as concerns around economic slowdown and sovereign debt increased.

Which sectors had a significant impact on performance?

We held an overweight position in financials during the period based on our belief that the sector was trading on depressed levels and that earnings growth would be very strong over the next few years. Although our stock selection detracted from relative returns over the six-month period, we still believe the sector is an attractive opportunity. Consumer staples, meanwhile, represented our largest underweight. We believed that in a recovering global economy, there were better growth opportunities elsewhere. Despite our limited exposure to consumer staples, the sector detracted slightly from total returns.

Which holdings helped performance?

Liberty Media was a strong performer. It is a holding company of various media assets that benefited from the strong fundamentals of its portfolio companies, recent shareholder-friendly actions by management, and the recognition by the markets that the stock was undervalued.

Genzyme was another key contributor. Genzyme has addressed manufacturing issues at its plants, implemented a share buyback program, and divested three non-core business units that had negatively affected earnings. Today, the company is focused on cost savings, and has received earlier-than-expected FDA approval of key drug Lumizyme, a treatment for Pompe disease.

Which holdings detracted from returns?

Qualcomm was the fund’s biggest detractor. The company has unexpectedly struggled with its business model due in large part to declining prices for cellular telephones, which had a negative impact on the company’s royalty-driven revenue. While we expected some decline in cell phone prices, the declines in the market have come even faster than anticipated. Apollo Group was another detractor. Apollo operates in the for-profit education space through the University of Phoenix system. Much of the funding for-profit schools like Apollo receive comes from Title IV loans to students by the federal government. The default rate on these student loans has risen to concerning levels recently. While we still believe that Apollo will not have to make drastic changes to its business model, there likely will be some impact to its growth rate and further uncertainty through the end of 2010.

What is your outlook?

I believe that while the U.S. economy is likely to grow more slowly in the second half of the year, we will avoid a so-called “double dip” recession. Corporate earnings are so strong and valuations so low given the low-interest-rate environment that I believe earnings would need to deteriorate significantly for the markets to remain weak. As for the fund, I will continue to focus on finding superior growth at attractive valuations, a strategy I believe will serve investors well.

Consider these risks before investing: The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses. Growth investing targets companies with above-average earnings growth that may be subject to price volatility if earnings expectations are not met. Current and future portfolio holdings are subject to risk.

Your fund’s manager

Portfolio Manager Nick Thakore is Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1993.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Voyager Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from January 1, 2010, to June 30, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/10		for the 6 months ended 6/30/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$3.44	$4.64	$3.61	$4.86

Ending
value (after
expenses)	$929.00	$928.00	$1,021.22	$1,019.98

Annualized
expense ratio	0.72%	0.97%	0.72%	0.97%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Putnam VT Voyager Fund 3

The fund’s portfolio 6/30/10 (Unaudited)

COMMON STOCKS (92.8%)*	Shares	Value

Aerospace and defense (4.4%)
Empresa Brasileira de Aeronautica SA (Embraer)
ADR (Brazil)	328,700	$6,886,265

Precision Castparts Corp.	84,600	8,707,032

Raytheon Co.	196,900	9,527,991

United Technologies Corp.	219,900	14,273,709

		39,394,997
Airlines (0.6%)
US Airways Group, Inc. †	591,700	5,094,537

		5,094,537
Automotive (3.6%)
ArvinMeritor, Inc. † S	384,532	5,037,369

Dongfeng Motor Group Co., Ltd. (China)	6,384,000	7,263,779

Hertz Global Holdings, Inc. † S	629,461	5,954,701

Lear Corp. † S	75,700	5,011,340

Porsche Automobil Holding SE
(Preference) (Germany)	47,821	2,042,357

Renault SA (France) †	126,472	4,659,817

Volkswagen AG (Preference) (Germany)	26,271	2,302,613

		32,271,976
Banking (1.3%)
Banco Santander Brasil SA ADS (Brazil)	134,800	1,392,484

Bank of America Corp.	115,716	1,662,839

Bond Street Holdings, LLC 144A Class A F †	48,036	984,738

State Street Corp.	97,300	3,290,686

Wells Fargo & Co.	155,900	3,991,040

		11,321,787
Beverage (0.1%)
Anheuser-Busch InBev NV ADR (Belgium)	20,400	979,404

		979,404
Biotechnology (5.4%)
Amgen, Inc. †	95,700	5,033,820

Auxilium Pharmaceuticals, Inc. †	34,200	803,700

Celgene Corp. †	52,200	2,652,804

Dendreon Corp. † S	276,200	8,929,546

Genzyme Corp. † S	400,900	20,353,693

Gilead Sciences, Inc. †	79,000	2,708,120

Human Genome Sciences, Inc. †	267,800	6,068,348

Ironwood Pharmaceuticals, Inc. †	128,400	1,530,528

		48,080,559
Broadcasting (1.1%)
Liberty Media Corp. - Capital Ser. A †	241,147	10,106,471

Sirius XM Radio, Inc. †	106,265	100,899

TiVo, Inc. † S	9,776	72,147

		10,279,517
Cable television (2.9%)
Comcast Corp. Class A	658,412	11,436,616

DIRECTV Class A †	339,785	11,525,507

Hathway Cables and Datacom, Ltd. (India) †	227,918	902,480

Time Warner Cable, Inc.	31,125	1,620,990

Virgin Media, Inc. S	18,688	311,903

		25,797,496
Chemicals (1.1%)
Celanese Corp. Ser. A	105,800	2,635,478

Dow Chemical Co. (The)	127,900	3,033,788

LyondellBasell Industries NV Class A
(Netherlands) †	217,617	3,514,515

LyondellBasell Industries NV Class B
(Netherlands) †	40,223	649,601

		9,833,382

COMMON STOCKS (92.8%)* cont.	Shares	Value

Coal (0.3%)
China Shenhua Energy Co., Ltd. (China) †	808,000	$2,930,287

		2,930,287
Combined utilities (0.2%)
El Paso Corp.	183,100	2,034,241

		2,034,241
Commercial and consumer services (2.2%)
Dun & Bradstreet Corp. (The)	14,600	979,952

Mastercard, Inc. Class A S	56,100	11,193,633

Priceline.com, Inc. †	15,700	2,771,678

Visa, Inc. Class A	74,300	5,256,725

		20,201,988
Communications equipment (6.8%)
Cisco Systems, Inc. †	899,020	19,158,116

Corning, Inc.	71,400	1,153,110

Harris Corp.	121,400	5,056,310

Motorola, Inc. †	752,800	4,908,256

Qualcomm, Inc.	928,091	30,478,508

		60,754,300
Computers (6.9%)
Apple, Inc. †	140,900	35,440,267

EMC Corp. †	219,900	4,024,170

Hewlett-Packard Co.	215,600	9,331,168

IBM Corp.	7,500	926,100

Quest Software, Inc. † S	145,200	2,619,408

Seagate Technology †	367,500	4,792,200

Western Digital Corp. †	153,600	4,632,576

		61,765,889
Conglomerates (0.7%)
Air Lease Corp. 144A	52,467	1,049,340

Tyco International, Ltd.	146,700	5,168,241

		6,217,581
Construction (0.1%)
China National Materials Co., Ltd. (China)	1,562,000	943,190

		943,190
Consumer services (0.6%)
Avis Budget Group, Inc. † S	538,360	5,286,695

		5,286,695
Containers (0.2%)
Owens-Illinois, Inc. †	65,300	1,727,185

		1,727,185
Electric utilities (0.1%)
EnerNOC, Inc. † S	26,600	836,304

		836,304
Electrical equipment (0.4%)
Emerson Electric Co.	72,100	3,150,049

		3,150,049
Electronics (4.3%)
Integrated Device Technology, Inc. †	212,461	1,051,682

MEMC Electronic Materials, Inc. † S	225,400	2,226,952

Micron Technology, Inc. † S	627,009	5,323,306

Sensata Technologies Holding NV (Netherlands) †	574,647	9,188,606

Skyworth Digital Holdings, Ltd. (China)	1,796,231	1,181,350

Texas Instruments, Inc.	860,700	20,037,096

		39,008,992
Energy (oil field) (1.0%)
National-Oilwell Varco, Inc.	119,900	3,965,093

Schlumberger, Ltd.	35,900	1,986,706

Smith International, Inc.	68,700	2,586,555

Transocean, Ltd. (Switzerland) †	17,800	824,674

		9,363,028
Energy (other) (1.7%)
First Solar, Inc. † S	131,662	14,987,085

		14,987,085

4 Putnam VT Voyager Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value

Engineering and construction (0.5%)
Fluor Corp.	52,100	$2,214,250

Foster Wheeler AG (Switzerland) †	104,238	2,195,252

		4,409,502
Financial (1.1%)
AerCap Holdings NV (Netherlands) †	59,031	612,742

CME Group, Inc.	3,700	1,041,735

MGIC Investment Corp. † S	555,365	3,826,465

ORIX Corp. (Japan)	39,810	2,888,896

Radian Group, Inc.	168,100	1,217,044

		9,586,882
Forest products and packaging (1.0%)
International Paper Co.	416,200	9,418,606

		9,418,606
Gaming and lottery (0.1%)
Las Vegas Sands Corp. † S	43,300	958,662

		958,662
Health-care services (2.8%)
Aetna, Inc.	322,900	8,518,102

Alapis Holding Industrial and Commercial SA (Greece) F †	953,571	2,434,515

Express Scripts, Inc. †	86,224	4,054,252

Medco Health Solutions, Inc. †	15,800	870,264

WellPoint, Inc. †	189,100	9,252,663

		25,129,796
Homebuilding (0.1%)
KB Home	55,000	605,000

		605,000
Household furniture and appliances (0.3%)
Tempur-Pedic International, Inc. †	97,800	3,007,350

		3,007,350
Insurance (6.0%)
Aflac, Inc.	590,854	25,211,740

Assured Guaranty, Ltd. (Bermuda) S	1,404,211	18,633,880

Hartford Financial Services Group, Inc. (The)	397,324	8,792,780

Ping An Insurance (Group) Co., of China, Ltd. (China)	134,500	1,084,162

		53,722,562
Investment banking/Brokerage (1.5%)
E*Trade Financial Corp. † S	398,090	4,705,424

Goldman Sachs Group, Inc. (The)	69,220	9,086,509

		13,791,933
Leisure (0.2%)
Brunswick Corp. S	142,000	1,765,060

		1,765,060
Machinery (1.1%)
Bucyrus International, Inc. Class A	45,700	2,168,465

International Mining Machinery Holdings, Ltd. (China) †	2,130,500	908,215

Joy Global, Inc.	55,100	2,759,959

Lonking Holdings, Ltd. (China)	1,942,000	1,286,595

Parker Hannifin Corp.	53,200	2,950,472

		10,073,706
Manufacturing (1.3%)
Illinois Tool Works, Inc.	40,200	1,659,456

Ingersoll-Rand PLC S	281,800	9,719,282

		11,378,738
Media (0.1%)
Time Warner, Inc.	25,400	734,314

		734,314
Medical technology (1.6%)
Baxter International, Inc.	107,900	4,385,056

Boston Scientific Corp. †	318,000	1,844,400

China Medical Technologies, Inc. ADR (China) S	196,500	2,065,215

Covidien PLC (Ireland)	92,000	3,696,560

Medtronic, Inc.	23,500	852,345

Thermo Fisher Scientific, Inc. †	30,600	1,500,930

		14,344,506

COMMON STOCKS (92.8%)* cont.	Shares	Value

Metals (2.2%)
Coeur d’Alene Mines Corp. † S	202,100	$3,189,138

Freeport-McMoRan Copper & Gold, Inc. Class B	25,760	1,523,189

Goldcorp, Inc. (Canada)	24,100	1,056,785

Rio Tinto PLC (United Kingdom)	79,559	3,485,332

United Co., RUSAL PLC (Russia) †	1,056,000	954,239

United States Steel Corp.	150,800	5,813,340

Vedanta Resources PLC (United Kingdom)	115,661	3,643,545

		19,665,568
Office equipment and supplies (0.6%)
Avery Dennison Corp. S	159,011	5,109,023

		5,109,023
Oil and gas (3.1%)
Anadarko Petroleum Corp.	58,900	2,125,701

Apache Corp.	20,200	1,700,638

Chevron Corp.	115,200	7,817,472

EOG Resources, Inc.	7,500	737,775

PetroHawk Energy Corp. †	630,787	10,704,455

Petroleo Brasileiro SA ADR (Brazil)	141,900	4,870,008

		27,956,049
Pharmaceuticals (5.3%)
Abbott Laboratories	427,600	20,003,128

Merck & Co., Inc.	143,700	5,025,189

Pfizer, Inc.	1,378,938	19,663,656

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	61,726	3,209,135

		47,901,108
Power producers (0.1%)
AES Corp. (The) †	138,900	1,283,436

		1,283,436
Publishing (1.3%)
Gannett Co., Inc.	66,609	896,557

R. R. Donnelley & Sons Co.	680,881	11,146,022

		12,042,579
Real estate (0.2%)
Renhe Commercial Holdings Co., Ltd. (China)	9,946,000	2,061,258

		2,061,258
Regional Bells (0.1%)
Qwest Communications International, Inc. S	211,574	1,110,764

		1,110,764
Retail (3.5%)
CVS Caremark Corp.	202,225	5,929,237

Lowe’s Cos., Inc.	280,500	5,727,810

Macy’s, Inc.	112,163	2,007,718

Office Depot, Inc. †	311,866	1,259,939

Staples, Inc. S	64,800	1,234,440

Target Corp. S	167,900	8,255,643

Urban Outfitters, Inc. † S	191,800	6,596,002

Wal-Mart Stores, Inc.	1,200	57,684

		31,068,473
Schools (1.7%)
Apollo Group, Inc. Class A †	280,171	11,898,862

DeVry, Inc.	58,500	3,070,665

		14,969,527
Semiconductor (2.0%)
Atmel Corp. †	903,370	4,336,176

Himax Technologies, Inc. ADR (Taiwan) S	486,926	1,416,955

KLA-Tencor Corp.	144,000	4,014,720

Lam Research Corp. †	214,240	8,153,974

		17,921,825
Software (3.2%)
Longtop Financial Technologies Ltd. ADR
(Hong Kong) † S	76,300	$2,472,120

Microsoft Corp.	960,700	22,105,707

Oracle Corp.	185,500	3,980,830

		28,558,657

Putnam VT Voyager Fund 5

COMMON STOCKS (92.8%)* cont.			Shares	Value

Technology services (2.8%)
Google, Inc. Class A †			20,166	$8,972,862

Unisys Corp. † S			551,281	10,193,186

Yahoo!, Inc. †			412,700	5,707,641

				24,873,689
Telecommunications (0.5%)
Iridium Communications, Inc. †			84,200	845,368

Sprint Nextel Corp. †			781,675	3,314,302

				4,159,670
Tobacco (2.5%)
Philip Morris International, Inc.			496,131	22,742,645

				22,742,645
Toys (—%)
Hasbro, Inc.			11,100	456,210

				456,210

Total common stocks (cost $803,170,750)			$833,067,567

WARRANTS (3.0%)* †	Expiration date	Strike Price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	1,583,917	$4,545,842

Bank of America Corp. W	1/16/19	13.30	342,295	2,618,557

JPMorgan Chase & Co. W	10/28/18	42.42	1,104,685	13,963,218

Wells Fargo & Co. W	10/28/18	34.01	715,200	5,521,344

Total warrants (cost $27,102,242)				$26,648,961

PURCHASED OPTIONS		Expiration date/	Contract
OUTSTANDING (1.8%)*		strike price	amount	Value

Abbott Laboratories (Call)		Jan-11/$50.00	1,541,652	$2,744,141

Aflac, Inc. (Call)		Jan-11/55.00	1,183,829	2,000,671

Aflac, Inc. (Call) F		Jan-11/55.00	1,051,281	1,742,752

Apollo Group, Inc. (Call)		Jan-11/60.00	652,623	1,097,973

Baxter International, Inc. (Call)		Jan-11/45.00	488,889	861,178

Genzyme Corp. (Call)		Jul-10/52.50	1,126,615	585,840

Genzyme Corp. (Call)		Jul-10/52.50	112,272	61,750

Goldman Sachs Group, Inc. (The) (Call)		Jan-11/180.00	126,280	277,816

JPMorgan Chase & Co. (Call)		Jan-11/45.00	1,107,235	1,494,767

Motorola, Inc. (Call)		Jan-11/7.50	1,014,568	426,119

Petrohawk Energy Corp. (Call)		Jan-11/25.00	264,000	142,014

Pfizer, Inc. (Call)		Jul-10/17.00	1,312,500	341,250

Pfizer, Inc. (Call)		Jul-10/18.00	1,801,208	252,169

Qualcomm, Inc. (Call)		Jan-11/45.00	1,733,399	641,358

Qualcomm, Inc. (Call)		Jan-11/46.00	1,645,979	493,794

Qualcomm, Inc. (Call)		Jan-11/45.00	334,071	113,593

State Street Corp. (Call)		Jan-11/45.00	859,280	610,089

Wells Fargo & Co. (Call)		Jan-11/32.50	1,657,890	1,641,311

Wells Fargo & Co. (Call)		Jan-11/31.00	691,529	919,734

Total purchased options outstanding (cost $40,573,068)				$16,448,319

INVESTMENT COMPANIES (1.3%)*			Shares	Value

iShares FTSE/Xinhua China 25 Index Fund			74,800	$2,926,924

KKR Private Equity Investors LP (Unit)			581,781	5,428,672

Market Vectors Gold Miners ETF			23,600	1,226,256

SPDR KBW Regional Banking ETF			38,900	898,201

SPDR S&P Homebuilders ETF			100,600	1,438,580

Total investment companies (cost $7,922,934)				$11,918,633

U.S. TREASURY OBLIGATIONS (0.9%)*		Principal amount		Value

U.S. Treasury Inflation Protected Securities
2 3/8s, April 15, 2011 [i]			$610,616	$623,854
1 7/8s, July 15, 2013 [i]			1,015,952	1,083,899
1 5/8s, January 15, 2018 [i]			236,196	251,256
1 3/8s, January 15, 2020 [i]			498,980	515,301

U.S. TREASURY OBLIGATIONS (0.9%)* cont.	Principal amount	Value

U.S. Treasury Notes
7/8s, January 31, 2011 [i]	$5,075,000	$5,112,301
3 1/4s, December 31, 2016 [i]	615,000	647,896
Total U.S. treasury obligations (cost $8,234,507)		$8,234,507

SENIOR LOANS (0.4%)* [c]	Principal amount	Value

Visteon Corp. bank term loan FRN Ser. B,
5 1/4s, 2013	$325,787	$346,420

Visteon Corp. bank term loan FRN Ser. B1,
5 1/4s, 2013	3,336,390	3,547,693

Total senior loans (cost $4,008,420)		$3,894,113

CORPORATE BONDS AND NOTES (0.3%)*	Principal amount	Value

Visteon Corp. sr. unsec. unsub. notes 8 1/4s, 2010	$645,000	$703,050

Visteon Corp. sr. unsec. unsub. notes 7s, 2014	1,075,000	1,171,750

Visteon Corp. 144A sr. unsec. notes 12 1/4s, 2016	430,000	533,200

Total corporate bonds and notes (cost $2,385,982)		$2,408,000

SHORT-TERM INVESTMENTS (9.2%)*	Principal amount/shares	Value

U.S. Treasury Bills for an effective yield
of 0.26%, December 16, 2010	$120,000	$119,850

U.S. Treasury Bills zero %, December 2, 2010 [i]	600,000	599,460

Short-term investments held as collateral for
loaned securities with yields ranging from 0.01%
to 0.10%, due July 1, 2010 [d]	68,270,429	68,270,367

Putnam Money Market Liquidity Fund 0.11% [e]	13,995,195	13,995,195

Total short-term investments (cost $82,984,879)		$82,984,872

Total investments (cost $976,382,782)		$985,604,972

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
ETF	Exchange Traded Fund
FRN	Floating Rate Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through June 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $897,272,069.

† Non-income-producing security.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC820) based on the securities valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

S Securities on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program.

6 Putnam VT Voyager Fund

At the close of the reporting period, the fund maintained liquid assets totaling $97,762 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR and ADS after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The rates shown on FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS TO SELL
at 6/30/10 (aggregate				Unrealized
face value $4,664,719)		Aggregate	Delivery	appreciation/
(Unaudited)	Value	face value	date	(depreciation)

British Pound	$2,391,066	$2,342,042	7/21/10	$(49,024)

Euro	2,312,824	2,322,677	7/21/10	9,853

Total				$(39,171)

WRITTEN OPTIONS OUTSTANDING at 6/30/10
(premiums received $23,961,144)	Contract	Expiration date/
(Unaudited)	amount	strike price	Value

Abbott Laboratories (Call)	1,541,652	Jan-11/$52.50	$1,634,154

Aflac, Inc. (Call) F	1,051,281	Jan-11/60.00	922,352

Aflac, Inc. (Call)	1,183,829	Jan-11/60.00	1,065,446

Apollo Group, Inc. (Call)	652,623	Jan-11/70.00	474,457

Baxter International, Inc. (Call)	488,889	Jan-11/50.00	327,311

Genzyme Corp. (Call)	1,126,615	Jul-10/55.00	101,395

Genzyme Corp. (Call)	112,272	Jul-10/55.00	8,420

Goldman Sachs Group, Inc. (The) (Call)	126,280	Jan-11/185.00	222,253

JPMorgan Chase & Co. (Call)	1,107,235	Jan-11/50.00	597,907

Motorola, Inc. (Call)	1,014,568	Jan-11/10.00	81,165

Petrohawk Energy Corp. (Call)	264,000	Jan-11/30.00	46,651

Pfizer, Inc. (Call)	1,312,500	Dec-10/18.00	183,750

Pfizer, Inc. (Call)	1,801,208	Dec-10/20.00	72,048

Qualcomm, Inc. (Call)	1,733,399	Jan-11/47.50	398,682

Qualcomm, Inc. (Call)	1,645,979	Jan-11/48.00	345,656

Qualcomm, Inc. (Call)	334,071	Jan-11/47.50	68,267

State Street Corp. (Call)	859,280	Jan-11/50.00	214,820

Wells Fargo & Co. (Call)	691,529	Jan-11/34.00	504,816

Wells Fargo & Co. (Call)	1,657,890	Jan-11/35.00	994,734

Total			$8,264,284

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/10 (Unaudited)
			Fixed payments	Total return	Unrealized
Swap	Notional	Termination	received (paid) by	received by	appreciation/
counterparty	amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	21,098	4/12/11	(1 month USD-LIBOR-BBA)	A basket (GSGLPMIN) of	$49,343
				common stocks

baskets	19,924	6/8/11	(1 month USD-LIBOR-BBA	A basket (GSCBMSK0) of	(47,635)
			minus 150 bp)	common stocks

baskets	4,744	6/30/11	(1 month USD-LIBOR-BBA)	A basket (GSPM0701) of	—
				common stocks

Total					$1,708

Putnam VT Voyager Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$30,834,440	$9,026,306	$—

Capital goods	73,048,390	2,194,810	—

Communication services	30,165,450	902,480	—

Conglomerates	5,168,241	1,049,340	—

Consumer cyclicals	91,193,326	16,268,566	—

Consumer staples	49,907,508	—	—

Energy	52,306,162	2,930,287	—

Financial	83,465,368	6,034,316	984,738

Health care	133,021,454	—	2,434,515

Technology	231,702,002	1,181,350	—

Transportation	5,094,537	—	—

Utilities and power	4,153,981	—	—

Total common stocks	790,060,859	39,587,455	3,419,253

Corporate bonds and notes	—	2,408,000	—

Investment companies	6,489,961	5,428,672	—

Purchased options outstanding	—	16,448,319	—

Senior loans	—	3,894,113	—

U.S. Treasury Obligations	—	8,234,507	—

Warrants	26,648,961	—	—

Short-term investments	13,995,195	68,989,677	—

Totals by level	$837,194,976	$144,990,743	$3,419,253

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to sell	$—	$(39,171)	$—

Written options	—	(8,264,284)	—

Total return swap contracts	—	1,708	—

Totals by level	$—	$(8,301,747)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Voyager Fund

Statement of assets and liabilities
6/30/10 (Unaudited)

Assets

Investment in securities, at value, including $66,378,385 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $962,387,587)	$971,609,777

Affiliated issuers (identified cost $13,995,195) (Note 6)	13,995,195

Cash	414,956

Dividends, interest and other receivables	1,336,583

Receivable for shares of the fund sold	1,045,683

Receivable for investments sold	14,945,116

Receivable for investor servicing fees (Note 2)	146,116

Unrealized appreciation on swap contracts (Note 1)	49,343

Unrealized appreciation on forward currency contracts (Note 1)	9,853

Total assets	1,003,552,622

Liabilities

Payable for investments purchased	19,398,095

Payable for shares of the fund repurchased	414,109

Payable for compensation of Manager (Note 2)	445,626

Payable for custodian fees (Note 2)	39,247

Payable for Trustee compensation and expenses (Note 2)	325,336

Payable for administrative services (Note 2)	3,205

Payable for distribution fees (Note 2)	47,266

Unrealized depreciation on forward currency contracts (Note 1)	49,024

Written options outstanding, at value (premiums received
$23,961,144) (Notes 1 and 3)	8,264,284

Unrealized depreciation on swap contracts (Note 1)	47,635

Collateral on securities loaned, at value (Note 1)	68,270,367

Collateral on certain derivative contracts, at value (Note 1)	8,833,967

Other accrued expenses	142,392

Total liabilities	106,280,553

Net assets	$897,272,069

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,024,331,792

Distributions in excess of net investment income (Note 1)	(1,665,801)

Accumulated net realized loss on investments and foreign currency
transactions (Note 1)	(1,150,278,247)

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	24,884,325

Total — Representing net assets applicable to capital
shares outstanding	$897,272,069

Computation of net asset value Class IA

Net assets	$681,274,474

Number of shares outstanding	22,807,288

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$29.87

Computation of net asset value Class IB

Net assets	$215,997,595

Number of shares outstanding	7,272,190

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$29.70

Statement of operations
Six months ended 6/30/10 (Unaudited)

Investment income

Dividends (net of foreign tax of $40,848)	$5,574,514

Interest (including interest income of $42,893 from investments
in affiliated issuers) (Note 6)	42,893

Securities lending	192,121

Total investment income	5,809,528

Expenses

Compensation of Manager (Note 2)	2,907,611

Investor servicing fees (Note 2)	513,004

Custodian fees (Note 2)	46,978

Trustee compensation and expenses (Note 2)	43,318

Administrative services (Note 2)	28,699

Distribution fees — Class IB (Note 2)	314,366

Other	176,821

Total expenses	4,030,797

Expense reduction (Note 2)	(299,443)

Net expenses	3,731,354

Net investment income	2,078,174

Net realized gain on investments (Notes 1 and 3)	117,217,503

Net realized gain on swap contracts (Note 1)	5,265,272

Net realized gain on foreign currency transactions (Note 1)	1,830,568

Net realized loss on written options (Notes 1 and 3)	(2,377,557)

Net unrealized depreciation of assets and liabilities in foreign currencies
during the period	(1,270,536)

Net unrealized depreciation of investments, swap contracts
and written options during the period	(188,825,117)

Net loss on investments	(68,159,867)

Net decrease in net assets resulting from operations	$(66,081,693)

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 9

Statement of changes in net assets

	Six months ended	Year ended
	6/30/10*	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$2,078,174	$6,408,021

Net realized gain on investments and
foreign currency transactions	121,935,786	186,632,883

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(190,095,653)	231,088,682

Net increase (decrease) in net assets
resulting from operations	(66,081,693)	424,129,586

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(11,554,788)	(7,505,225)

Class IB	(3,278,912)	(1,635,491)

Decrease from capital share transactions
(Note 4)	(66,157,276)	(104,885,094)

Total increase (decrease) in net assets	(147,072,669)	310,103,776

Net assets:

Beginning of period	1,044,344,738	734,240,962

End of period (including distributions
in excess of net investment income
of $1,665,801 and undistributed net
investmenti ncome of$ 11,089,725,
respectively)	$897,272,069	$1,044,344,738

* Unaudited.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Voyager Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/10†	$32.61	.08	(2.32)	(2.24)	(.50)	(.50)	—	$29.87	(7.10) *	$681,274	.36 *	.23 *	91.73 *

12/31/09	20.14	.20	12.56	12.76	(.29)	(.29)	—	32.61	64.30	788,498.76		.81	202.23

12/31/08	31.99	.21	(11.98) [h,j]	(11.77)	(.08)	(.08)	— [e,i]	20.14	(36.87) [j]	566,749	.72 [f]	.80 [f]	118.99

12/31/07	30.25	.07	1.68	1.75	(.01)	(.01)	—	31.99	5.79	1,148,269	.67 [f]	.21 [f]	52.39

12/31/06	28.72	.02	1.62	1.64	(.11)	(.11)	—	30.25	5.71	1,438,858	.66 [f]	.08 [f]	62.27

12/31/05	27.37	.09 [g]	1.51	1.60	(.25)	(.25)	—	28.72	5.94 [g]	1,801,387	.63 [f]	.35 [f,g]	119.09

Class IB

6/30/10†	$32.40	.04	(2.31)	(2.27)	(.43)	(.43)	—	$29.70	(7.20) *	$215,998	.48 *	.11 *	91.73 *

12/31/09	19.98	.14	12.49	12.63	(.21)	(.21)	—	32.40	63.90	255,847	1.01	.55	202.23

12/31/08	31.73	.14	(11.89) [h,j]	(11.75)	—	—	— [e,i]	19.98	(37.03) [j]	167,492	.97 [f]	.54 [f]	118.99

12/31/07	30.07	(.01)	1.67	1.66	—	—	—	31.73	5.52	345,347	.92 [f]	(.04) [f]	52.39

12/31/06	28.55	(.05)	1.60	1.55	(.03)	(.03)	—	30.07	5.43	421,488	.91 [f]	(.17) [f]	62.27

12/31/05	27.20	.02 [g]	1.51	1.53	(.18)	(.18)	—	28.55	5.69 [g]	485,323	.88 [f]	.08 [f,g]	119.09

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets

12/31/08	<0.01%

12/31/07	<0.01

12/31/06	<0.01

12/31/05	<0.01

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (SEC) regarding brokerage allocation practices, which amounted to $0.02 per share and 0.08% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Knight Securities, L.P. which amounted to $0.02 per share.

i Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC, which amounted to less than $0.01 per share based on the weighted average number of shares outstanding for the year ended December 31, 2008.

j Reflects a non-recurring litigation payment received by the fund from Enron Corporation which amounted to $0.13 per share outstanding as of December 29, 2008. This payment resulted in an increase to total returns of 0.41% for the year ended December 31, 2008.

The accompanying notes are an integral part of these financial statements.

Putnam VT Voyager Fund 11

Notes to financial statements 6/30/10 (Unaudited)

Note 1 — Significant accounting policies

Putnam VT Voyager Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term capital appreciation by investing in stocks of large and midsize companies believed to have growth potential.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from January 1, 2010 through June 30, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns,

12 Putnam VT Voyager Fund

owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund did not have any activity on futures contracts during the reporting period. The fund had an average contract amount of approximately 16,600,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $9,000,000 on forward currency contracts for the reporting period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the fund’s return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $11,200,000 on total return swap contracts for the reporting period.

H) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,157,524 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $49,024 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

I) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At the close of the reporting period, the value of securities loaned amounted to $66,378,385. The fund received cash collateral of $68,270,367 which is pooled with collateral of other Putnam funds into the following issues of short-term investments:

Repurchase agreements

Banc of America Securities, LLC, effective yield 0.02%, due July 1, 2010
Banc of America Securities, LLC, effective yield 0.10%, due July 1, 2010
Credit Suisse Securities (USA), LLC, effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.01%, due July 1, 2010
Deutsche Bank Securities, Inc., effective yield 0.04%, due July 1, 2010
Goldman Sachs & Co., effective yield 0.01%, due July 1, 2010
UBS Securities, LLC, effective yield 0.10%, due July 1, 2010

Time deposits

Deutsche Bank AG, effective yield 0.02%, due July 1, 2010

J) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal

Putnam VT Voyager Fund 13

tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2009, the fund had a capital loss carryover of $1,252,818,366 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$862,218,049	12/31/10

236,200,756	12/31/11

154,399,561	12/31/16

The aggregate identified cost on a tax basis is $994,684,169 resulting in gross unrealized appreciation and depreciation of $92,544,672 and $101,623,869, respectively, or net unrealized depreciation of $9,079,197.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

L) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 39.75% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.71% of the first $5 billion of average net assets, 0.66% of the next $5 billion, 0.61% of the next $10 billion, 0.56% of the next $10 billion, 0.51% of the next $50 billion, 0.49% of the next $50 billion, 0.48% of the next $100 billion, and 0.475% of any excess thereafter.

Effective August 1, 2009 through June 30, 2011, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Effective April 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,336 under the expense offset arrangements and by $297,107 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $768, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $913,797,800 and $984,204,292, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	15,339,766	$12,673,204

Options opened	48,045,730	32,852,232

Options exercised	—	—

Options expired	(28,263,097)	(8,064,178)

Options closed	(16,417,299)	(13,500,114)

Written options outstanding at
end of the reporting period	18,705,100	$23,961,144

14 Putnam VT Voyager Fund

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

			Class IA shares				Class IB shares
	Six months ended 6/30/10		Year ended 12/31/09		Six months ended 6/30/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	42,893	$1,433,241	124,278	$3,517,353	333,167	$10,970,015	883,416	$24,038,489

Shares issued in connection with
reinvestment of distributions	331,558	11,554,788	385,674	7,505,225	94,575	3,278,912	84,434	1,635,491

	374,451	12,988,029	509,952	11,022,578	427,742	14,248,927	967,850	25,673,980

Shares repurchased	(1,749,242)	(58,337,651)	(4,467,274)	(106,191,140)	(1,051,145)	(35,056,581)	(1,453,988)	(35,390,512)

Net decrease	(1,374,791)	$(45,349,622)	(3,957,322)	$(95,168,562)	(623,403)	$(20,807,654)	(486,138)	$(9,716,532)

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Asset derivatives				Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange contracts	Receivables	$9,853	Payables	$49,024

Equity contracts	Investments, Receivables	43,146,623	Payables	8,311,919

Total		$43,156,476		$8,360,943

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$1,885,223	$—	$1,885,223

Equity contracts	(5,735,713)	2,123,746	—	5,265,272	1,653,305

Total	$(5,735,713)	$2,123,746	$1,885,223	$5,265,272	$3,538,528

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Warrants	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(1,268,991)	$—	$(1,268,991)

Equity contracts	(6,132,698)	(1,491,481)	—	(2,205,163)	(9,829,342)

Total	$(6,132,698)	$(1,491,481)	$(1,268,991)	$(2,205,163)	$(11,098,333)

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $42,893 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $257,540,439 and $253,517,550, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Putnam VT Voyager Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 31st percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 31st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 10th percentile in effective management fees, on a pro forma basis adjusted to reflect

16 Putnam VT Voyager Fund

the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class  A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	Three-year period	Five-year period

2nd	2nd	5th

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 228, 207 and 191 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory

Putnam VT Voyager Fund 17

developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

18 Putnam VT Voyager Fund

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Putnam VT Voyager Fund 19

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20 Putnam VT Voyager Fund

Investment Manager	Marketing Services	Trustees
Putnam Investment Management, LLC	Putnam Retail Management	John A. Hill, Chairman
One Post Office Square	One Post Office Square	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	Boston, MA 02109	Ravi Akhoury
Barbara M. Baumann
Investment Sub-Manager	Investor Servicing Agent	Charles B. Curtis
Putnam Investments Limited	Putnam Investor Services, Inc.	Robert J. Darretta
57–59 St James’s Street	Mailing address:	Myra R. Drucker
London, England SW1A 1LD	P.O. Box 8383	Paul L. Joskow
	Boston, MA 02266-8383	Kenneth R. Leibler
	1-800-225-1581	Robert E. Patterson
George Putnam, III
	Custodian	Robert L. Reynolds
	State Street Bank and Trust Company	W. Thomas Stephens
Richard B. Worley
Legal Counsel
Ropes & Gray LLP

Putnam VT Voyager Fund 21

This report has been prepared for the shareholders	H324
of Putnam VT Voyager Fund.	262418 8/10

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: August 27, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 27, 2010